UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 31, 2005
                                                           ------------

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                0-13393                                   36-3183870
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       (Commission File Number)                (IRS Employer Identification No.)


 501 Seventh Street, Rockford, Illinois                     61104
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On May 31, 2005, AMCORE Bank, N.A., (the "BANK"), a wholly-owned subsidiary of AMCORE Financial, Inc. (the "Company"), entered into a written agreement (the "Agreement") with the Office of the Comptroller of Currency (the "OCC"). The Agreement describes commitments made by the BANK and outlines a series of steps to address and strengthen the Company's compliance management system. The BANK has already begun to implement procedures addressing the matters identified by the OCC and expects to complete all committed changes within the timeframes defined in the Agreement. The Agreement with the OCC does not in any way restrict the Company's ability to continue its branch expansion initiative. The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement, which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description

10.1 Agreement between AMCORE Bank, N.A. and the Office of the Comptroller of Currency, dated May 31, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: June 1, 2005          AMCORE Financial, Inc.

                            (Registrant)

                            /s/ John R. Hecht
                            ----------------------------------------------------
                            John R. Hecht
                            Executive Vice President and Chief Financial Officer (Duly authorized officer of the registrant and principal financial officer)




                                  EXHIBIT INDEX

Exhibit No.    Description

10.1 Agreement between AMCORE Bank, N.A. and the Office of the Comptroller of Currency, dated May 31, 2005